CATALYST BIOSCIENCES © Catalyst Biosciences Corporate Overview 26 January 2021 Exhibit 99.1

© Catalyst Biosciences Forward looking statements Certain information contained in this presentation and statements made orally during this presentation include forward-looking statements that involve substantial risks and uncertainties. All statements included in this presentation, other than statements of historical facts, are forward-looking statements. Forward-looking statements include, without limitation, statements about the product candidates of Catalyst Biosciences, Inc. (the “Company”) and the benefits of its protease engineering platform, potential markets for and advantages of MarzAA and DalcA; plans to enroll a pivotal Phase 3 registration study of MarzAA; the initiation of a Phase 1/2 trial in patients with FVII Deficiency, Glanzmann Thrombasthenia, and patients treated with Hemlibra; MarzAA as possibly the first prophylactic for FVII Deficiency and Glanzmann Thrombasthenia; the potential for MarzAA and DalcA to effectively and therapeutically treat hemophilia subcutaneously; projected complement market opportunity, solution to fundamental shortcomings in current treatment options, plans to enroll the CB 4332 observational trial in the Company’s complement program in mid-2021, and ongoing updates related to CB 4322 and the C4b degrader. Actual results or events could differ materially from the plans, intentions, expectations and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially, including, but not limited to, the risk that trials and studies may be delayed as a result of COVID-19 and other factors, that trials may not have satisfactory outcomes, that human trials will not replicate the results from earlier trials, the risk that costs required to develop or manufacture the Company’s products will be higher than anticipated, including as a result of delays in development and manufacturing resulting from COVID-19 and other factors, the risk that Biogen will terminate its agreement with the Company, competition and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on February 20, 2020, Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020, and in other filings with the SEC. The forward-looking statements in this presentation represent the Company's view as of the date of this presentation and the Company does not assume any obligation to update any forward-looking statements, except as required by law.

Late-stage asset in Phase 3 Robust complement portfolio Clinical-stage hemophilia assets Novel differentiated protease medicines Harnessing the catalytic power of proteases The Protease Medicines Company © Catalyst Biosciences

© Catalyst Biosciences Catalyst’s protease platform generates differentiated therapeutics Unique expertise in protease biology enables design of optimized protease therapeutics Functionally enhance natural proteases in the complement & coagulation cascades Engineer novel protein degraders in the complement cascade Modulate or target biological activation or inactivation Protease scaffold Therapeutic protease Structure guided design Pharmacokinetic improvement Molecular evolution Our proteases Discovery platform Engineered regulation

© Catalyst Biosciences Proteases are ideal for high abundancy targets & cascades A better way to regulate biological processes compared with antibodies & small molecules Efficient regulation at low concentrations of therapeutic protease Requires high concentrations in excess of the target Requires high concentrations & frequent dosing Antibodies Small molecules / peptides Proteases

R PC P1/2 P2 P3 © Catalyst Biosciences Pipeline Hemostasis SQ Marzeptacog alfa (FVIIa) "MarzAA” Hemophilia A or B with inhibitors – ToB FVIID/Glanzmann/Hemlibra – ToB Complement IVT CB 2782-PEG C3 degrader for Dry AMD SQ CB 4332 Enhanced CFI C4b Degrader Additional programs Hemostasis SQ Dalcinonacog alfa (FIX) “DalcA” Hemophilia B CB 2679d-GT Hemophilia B FIX Gene Therapy

© Catalyst Biosciences Clinical & partnering success of the CBIO protease platform Before treatment On treatment Marzeptacog alfa Dalcinonacog alfa CB 2782-PEG Engineered rFVIIa protease 90% reduction in annualized bleed rate Achieved sustained & high target levels of FIX Best-in-class profile for dry AMD Extended pharmacodynamics Engineered rFIX protease Novel C3 degrader 50% 5% 1% Mild Hemophilia Normal clotting levels Severe Hemophilia Moderate Hemophilia

© Catalyst Biosciences Addresses a clear unmet need in hemophilia & other bleeding disorders Marzeptacog alfa (activated) – MarzAA: SQ rFVIIa 9-fold higher activity vs NovoSeven RT Potency allows for SQ dosing that prolongs half-life Simple, small volume SQ administration Preclinical efficacy of SQ on-demand treatment HA mouse after tail cut; HA dog; HA rat P2/3 prophylaxis efficacy & safety in HA or HB with inhibitors 46 patients treated including: single dose IV, up to 3 SQ doses/day, & daily SQ up to 97 days – no ADA FDA Fast Track designation for treatment of episodic bleeding in Hem A or B with inhibitors Granted on 2 December 2020 P129A M298Q T128N Increased procoagulant activity Q286R

© Catalyst Biosciences SQ MarzAA is a large commercial opportunity SQ MarzAA has a superior profile Global NovoSeven sales breakdown by indication (2019) Faster & easier to administer vs N7 dosed every 2 hours IV until hemostasis MarzAA SQ half-life ~8x longer than N7 Potential to reduce rebleeding Can be combined with Hemlibra in vitro without increased thrombogenicity Ideal for pediatrics and patients with venous access issues Prophylaxis efficacy demonstrated in P2 Hem A Inh (47%) Other (22%) Glanzmann (7%) Source: Adivo Associates market research; Catalyst Biosciences market research. Data on file Hem B Inh (11%) FVII Def (5%) AHA (8%)

© Catalyst Biosciences MarzAA could be the first prophylactic for Glanzmann & FVIID Global NovoSeven on demand sales Glanzmann Thrombasthenia, FVIID Unmet need in prophylaxis Growing number of Glanzmann Thrombasthenia and FVIID patients treated with NovoSeven Source: Catalyst Biosciences, Adivo Associates Market Research, Data on file. *Note: Treated patients may be counted multiple times as patients may have multiple bleeding events per year needing factor treatment 9% total increase in patients over 3 years

© Catalyst Biosciences Unmet need in treatment of a bleed Source: 1NovoSeven PI Rev 7/2020; 2Adivo Associates market research; 3Catalyst Biosciences market research; Data on file; Neuman et al. ISTH 2020 Patients reported needing an average of 6 hours and 3 infusions of NovoSeven to resolve bleeds Some bleeds take longer than 72 hours to resolve1,2,3 NovoSeven Current bypass agents require multiple infusions over the course of hours MAA-102: PK MarzAA levels support SQ ToB Target levels are rapidly achieved Target levels can be maintained for 18 hours with a single SQ dose of 60 μg/kg MarzAA Clinical PK MarzAA levels support SQ ToB

© Catalyst Biosciences Hemophilia A or B with inhibitors, ABR ≥ 8 Crimson 1 Phase 3 study: Treatment of episodic bleeding MarzAA SQ 60 µg/kg 1-3 doses 130 bleeds per sequence ≤5 bleeds per patient N = 30 SOC IV 1-3 doses ≤5 bleeds per patient 114 bleeds per sequence MarzAA SQ 60 µg/kg 1-3 doses ≤5 bleeds per patient 114 bleeds per sequence 130 bleeds per sequence ≤5 bleeds per patient SOC IV 1-3 doses N = 30 Primary endpoint Non-inferior hemostatic efficacy: standard 4-point scale at 24 h Secondary endpoints Time to bleed resolution; number of doses; rescue meds Safety Adverse events, anti-drug antibodies (ADA); thrombosis Statistics + SOC estimate 85% Excellent/good treatment of bleeds + Non-inferiority margin of 12% + 2.5% significance, one-sided + 90% power ● ● ●

© Catalyst Biosciences FVII deficiency, Glanzmann Thrombasthenia and HA on Hemlibra: N = 8 each MAA-202 Phase 1/2 study design Phase 1 Primary endpoint: Pharmacokinetics Secondary endpoint: Pharmacodynamics Phase 2 ToB Primary endpoint: Hemostatic efficacy at 24 hours Secondary endpoints: Effective hemostasis at successive timepoints; doses needed; rescue meds Safety: Adverse events and ADA Single dose Single dose escalation GT ≥30 bleeds FVIID ≥30 bleeds Phase 2 ToB Phase 1 PK MarzAA IV each cohort MarzAA SQ HA ≥15 bleeds MarzAA SQ 1-3 doses Multiple dose Q3H ● ●

© Catalyst Biosciences CBIO’s complement pipeline CB 2782 Novel engineered C3 degrader established CBIO in complement CB 4332 Leads CBIO’s expansion into systemic complement in CFI dysregulation Next generation of specific and potent C4b degraders targets classical complement disorders with large market potential Future complement degraders broaden CBIO’s footprint 2 3 4 1 CB 4332 C4b Degraders NextGen Degraders CB 2782

© Catalyst Biosciences Complement is a perfect fit to develop protease therapeutics The complement pathway is driven by a protease cascade Reference: Figure adapted from Mastellos et al., Clinical promise of next-generation complement therapeutics. Nature Reviews. 2019 of the complement cascade is regulated by proteases 80 % Exacerbation Immune modulation Immune modulation C1qR C3aR C1s C1r AAb NAb Neoepitopes/ autoepitopes Damaged/altered/foreign cells and debris C1-INH C2 C4 C4a C4b2b C3 Extrinsic protease C3a C3a-dR CPN C3b C4b2b3b C3bBb3b C5 convertase C5 C5b C5a Chemotaxis, inflammatory signaling and cell activation C5aR2 C5aR1 C5a-dR CPN MAC C6 C7 C8 C9n Extrinsic proteases CD59 MBL Fcn CL MASP1 MASP2 C1q Tick-over C3*Bb C3bBb pFD FP FP FD FB FH FP MASP3 C3* C3 C3b FP ? ? FB FD C3bBb C3 convertase FP FD FB FH CD55 CR1 C3b iC3b CD46 FH FI CR1 C3dg FI CR1 CR2 CR4 CR3 CR1 CR46 Exacerbation DAMP Amplification Immune modulation Adhesion Phagocytosis Trafficking Signaling Adaptive signaling Lysis, cell damage Terminal pathway Breakdown pathway CP LP AP Circulation turnover FI FI C4BP FI FH FI FI FH

© Catalyst Biosciences Complement plays a critical role in many diseases Nephrology Hematology/Oncology Endocrine/Metabolism Infectious Disease Cardiovascular Dermatology Neurology Musculoskeletal Immunology Ophthalmology Pulmonology Gastroenterology References: Globaldata consensus net sales forecast 2020 Late-stage complement therapies projected to achieve net sales over $12B by 2026

© Catalyst Biosciences CBIO is taking a targeted approach to complement regulation Classical pathway Lectin pathway Alternative pathway Membrane attack complex (MAC) Immune response inflammation C3a C5a C5b C3 C5 C3b CB 2782-PEG C4b MASP C4 C2 C1r C1s C3b C3 (H2O) FD FB CB 4332: Enhanced CFI C4b Degrader C3b FD FB Engineered proteases address the root cause of the pathology Current C5 blockade therapies do not address disease root cause leading to inadequate disease control The catalytic power of proteases provides advantages over small molecules and antibodies

© Catalyst Biosciences Protease advantage demonstrated in vivo CB 2782-PEG – designed as a best-in-class C3 degrader in dry AMD CB 2782-PEG degrades C3 levels in the eye for at least 28 days in a non-human primate model Catalytic advantage of proteases One therapeutic molecule neutralizes 1000s Fast & potent response Extended pharmacodynamic effect Can activate or degrade therapeutic targets Engineered novel protein degraders “sweep away” difficult to drug targets

© Catalyst Biosciences CB 2782-PEG long acting anti-C3 protease Geographic atrophy in dry AMD can result in blindness Advanced stage of dry age-related macular degeneration (dAMD) dAMD affects ~1M people in the US & >5M WW, no currently approved therapy Global market ~ >$5B C3 is a clinically validated target (randomized P2) for the treatment of dAMD Best-in-class C3 degrader for dry AMD Generated from Catalyst’s proprietary protease engineering platform Potent, selective & long acting, degrades C3 into inactive fragments Preclinical NHP PK & PD data* predict best-in-class human intravitreal dosing 3 or 4 times a year *Furfine et al. ARVO 2019 Biogen collaboration $15M upfront, up to $340M in milestones and tiered royalties up to low double digits Catalyst: fully funded pre-clinical and manufacturing activities Biogen: IND-enabling activities, WW clinical development & commercialization

Classical pathway Alternative pathway © Catalyst Biosciences Normal CFI: Key central regulator of complement activation C4 C2 C1r C1s C3b C3 (H2O) FD FB CFI’s role is down-regulation of C4b & C3b Inhibition of C4b and C3b prevents overactivation of the complement responses that can cause disease C4b CFI

Classical pathway Alternative pathway Membrane attack complex (MAC) Immune response inflammation © Catalyst Biosciences CFI dysregulation: Lack of proteolytic CFI activity causes disease C3a C5a C5b C3 C5 C3b C4b C4 C2 C1r C1s C3b C3 (H2O) FD FB CFI Defective CFI In patients with CFI mutations, C4b and C3b cannot be sufficiently regulated Dysregulation leads to overactivation of the complement pathway and damaging immune responses

Classical pathway Alternative pathway © Catalyst Biosciences CB 4332 – CBIO’s enhanced CFI Specifically addresses the problem by restoring CFI regulation C4 C2 C1r C1s C3b C3 (H2O) FD FB CB 4332: Enhanced CFI C4b

© Catalyst Biosciences CB 4332: Enhanced Complement Factor I CBIO’s next SQ development candidate to restore CFI regulation References: 1Bienaime et al. Kidney Int. 2010; 2Ferreira et al. Nefrologia. 2016; Note: CFH = Complement factor H; Structural model based on PDB 2XRC.  .  Restores normal complement system in patients with dysregulated CFI No specific therapies exist to correct CFI dysregulation Targets population with no treatment or who respond poorly to current treatments1,2 Genetically defined patient population Rationale & unmet need Half-life extension technology Engineered for an extended half-life Once weekly SQ therapy – no PEG Full activity comparable to native CFI Classical and alternative pathway regulation Efficient high yield production process

© Catalyst Biosciences CB 4332 & plasma CFI perform similarly in human serum Inhibition of hemolysis (%) Concentration of test article (nM) Concentration of test article (nM) Inhibition of hemolysis (%) Classical pathway  Alternative pathway

© Catalyst Biosciences Diseases with CFI mutations have tremendous potential aHUS C3G IC-MPGN Geographic atrophy CFI Deficiency $500M $10B+ Current development targets Potential targets Chronic inflammation Recurrent infections Autoimmune disorders

© Catalyst Biosciences Note: aHUS = atypical Hemolytic Uremic Syndrome, C3G = Complement 3 Glomerulopathy, IC-MPGN = Immune-Complex Membranoproliferative Glomerulonephritis, CFID = Complement Factor I Deficiency References: Bresin et al. JASN. 2013; Fremeaux-Bacchi et al. ASN. 2013; Rui-Ru et al. Jour Rare Dis Res. 2018; Servais et al. Kidney Int. 2012; Iatropoulous et al. Mol Immunol. 2016; Hou et al. Kidney Int. 2014; Alba-Domiguez et al. J rare Dis. 2012. El Sissy et al. Front. Immunol. 2019; Shields et al. Front Immunol. 2019; Naesens et al. Jour Allergy & Clin Immunol. 2020. Yan et al. Clin Epi 2020; Smith et al. Nature Reviews. 2019; Noris et al. Clin J Am Soc Nephrol. 2010; CBIO KOL interviews aHUS C3G IC-MPGN US / EU5 market opportunity Market opportunity in CFI deficient aHUS, C3G, IC-MPGN $500M Additional opportunity in CFI Deficiency outside nephrology Significant opportunity for patients with CFI mutations 0 Specific systemic therapies in development for patients with dysregulated CFI   0 Approved treatments for C3G, IC-MPGN, CFID 0 Therapies addressing the root cause of disease Unmet needs CFI mutations are significant drivers of disease CB 4332 initial market opportunity

© Catalyst Biosciences Cohort 1: aHUS Cohort 2: C3G / IC-MPGN End of Study Total ≥ 24 Subjects (male/female) ≥ 12 years of age Screening Study / Observational Period (6 m) Follow-up Planned Phase 1/2 Study Objectives Primary Objective Demonstrate the prevalence, distribution and phenotypic manifestation of CFI mutations in aHUS, C3G, IC-MPGN patients requiring treatment to identify subjects for a future Phase 1/2 study Secondary Objectives Monitor efficacy / disease status over time during SOC Monitor safety and tolerability of SOC Record dosing and compliance with SOC Monitor QoL measures Timeline Identify CFI deficient patients for further CB 4332 clinical development Note: aHUS = atypical Hemolytic Uremic Syndrome, C3G = Complement 3 Glomerulopathy, IC-MPGN = Immune-Complex Membranoproliferative Glomerulonephritis CB 4332 – CFI dysregulation observational study Observational stage to start enrollment mid-2021 Global phase 1/2 in patients with CFI deficiency expected in 2022 Intend to pursue an accelerated regulatory path ● ●

© Catalyst Biosciences CBIO C4b degrader complement therapy Classical pathway C4b C4 C2 C1r C1s C4b Degrader Lectin pathway MASP Selective & potent Catalyst’s protease platform allows for tuning specificity to individual targets Leverages CB 4332 protease scaffold & efficient high yield production process No competitors specifically targeting C4b or planning a weekly SQ injection Approaches targeting C1q and C1s with antibodies require substantial & frequent IV dosing

© Catalyst Biosciences C4b degraders target multiple high unmet need diseases US & EU5 patient opportunity Note: ALS = Amyotrophic lateral sclerosis, GBS = Guillain-Barré syndrome, gMG = Generalized Myasthenia Gravis, MMN = multifocal motor neuropathy, CAD = Cold agglutinin disease, wAIHA = warm Autoimmune hemolytic anemia, SLE = Systemic lupus erythematosus, LN = Lupus Nephritis, References: Data on file ALS 32K LN 130K SLE 370K wAIHA 75K GBS 13K gMG 130K MMN 4K CAD 22K C4b Degrader Nephrology Immunology Hematology Neurology

© Catalyst Biosciences Concentration of test article (M) CB 4473 (-) cofactor Potent and specific C4b degrader Engineering specificity Fold change in activity against C4b Fold change in activity against C3b CB 4473 Parent molecule (-) cofactor Parent molecule (+) cofactor C4b degradation Parent molecule CB 4473 demonstrates engineered C4b potency & specificity

© Catalyst Biosciences 2021 C4b degrader updates CB 4332 observational trial (mid-year) CB 2782-PEG 1H 2022 MarzAA (FVIIa) CB 2782-PEG (dAMD) Systemic complement MAA 202 PK data (mid-year) MAA 304 first DSMB (mid-year) MAA 202 ToB data CB 2782-PEG CB 4332 P1/2 MAA 304 ToB data C4b degrader updates MAA 304 final DSMB Milestones

Thank You © Catalyst Biosciences Nasdaq: CBIO CatalystBiosciences.com

© Catalyst Biosciences DalcA P2b demonstrated efficacy & safety Differentiated from marketed IV FIXs Small volume SQ administration Enhanced pharmacokinetics with prolonged half-life Excellent extravascular distribution Target levels >12% achieved with daily SQ 100 IU/kg dosing for 28 days R318Y R338E T343R Resistance to antithrombin Increased FVIIIa affinity & procoagulant activity Target Level Wash-Out Days Factor IX Activity (%)

© Catalyst Biosciences Catalyst’s CB 2679d gene therapy for hemophilia B Engineered Capsid Novel Transgene Lower AAV Dose License & sponsored research agreement * FIX Transgene AAV Capsid Study Dose (vg/kg) FIX Activity (U/mL) CB 2679d-GT Novel Chimeric 8.0x1010 20 Padua TAK-748* 7.4x1011 20 Padua TAK-748* 7.4x1010 1 *Weiller et al. (2019) Blood Vol. 134, Supplement S1 P4633 CB 2679d-GT has a superior profile vs Padua in preclinical studies Stable high activity levels with 1/10th vector dose in mouse model 4 to 5-fold reduction in bleeding time when compared to the Padua Potential for improved efficacy & safety at 1-2 log reduced dose Achieved high initial FIX levels in NHP Presented at World Federation of Hemophilia Virtual Summit 2020 Additional vector optimization & dose ranging studies ongoing Wholly-owned & issued patents covering gene therapy